UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 21, 2011

Arrowhead Research Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-21898	46-0408024
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 South Lake Avenue, Suite 300, Pasadena, CA 91101	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 304-3400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Stock and Asset Purchase Agreement

On October 21, 2011, Arrowhead Research Corporation (the “Company”) entered into a Stock and Asset Purchase Agreement (the “RNAi Purchase Agreement”) with Hoffmann-La Roche Inc. and F. Hoffmann-La Roche Ltd (collectively, “Roche”), pursuant to which the Company purchased from Roche (i) all of the outstanding common stock of Roche Madison Inc. (“Roche Madison”) and (ii) the intellectual property rights currently held by Roche related to its RNAi business and identified in the RNAi Purchase Agreement (the “Transaction”). In consideration for the purchase of Roche Madison and the Roche RNAi assets, the Company issued to Roche a promissory note with a principal value of $50,000 and 9,017,021 shares of Common Stock. Additionally, the Company agreed that, subject to stockholder approval under the NASDAQ Marketplace Rules, the Company would issue an additional 1,465,626 shares of common stock, plus a number of additional shares equal to 9.9% of the shares of common stock (or common stock equivalents) sold by the Company in capital raising transactions within one year from the closing, but only with respect to the first $3,118,615 of gross offering proceeds (the “Top-up Shares”). If the Company is prohibited from issuing the Top-up Shares due to NASDAQ Marketplace Rules, then the Company must instead pay the cash value of the Top-up Shares, based on the then-current fair value of such shares.

Pursuant to the RNAi Purchase Agreement, Roche has a limited right of first negotiation on certain product candidates developed by the Company and its affiliates relating to the purchased assets. This right of first negotiation applies to all three Existing Candidates (as defined in the RNAi Purchase Agreement) and for up to five other “Clinical Candidates” (as defined in the RNAi Purchase Agreement).

In addition to the consideration paid by the Company at the closing of the Transaction, the Company is obligated to make certain royalty and milestone payments to Roche upon the occurrence of certain events after drug approval. For certain product candidates that are developed by the Company or its affiliates and that are covered by a valid claim by the patent rights transferred in the Transaction for which the Company and Roche do not enter into a licensing arrangement, the Company will be obligated to pay a 3% royalty on Net Sales (as defined in the RNAi Purchase Agreement), provided that the royalty rate may be reduced or offset in certain circumstances.

The Company will also be obligated to make cash payments to Roche upon the achievement of various milestones, including the first regulatory approval of an Existing Candidate in certain jurisdictions and upon certain annual sales milestones for Existing Candidates that may receive regulatory approval. The potential payments range from $2,500,000 to $6,000,000 per milestone.

The foregoing summary is qualified in its entirety by reference to the RNAi Purchase Agreement, which will be attached as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011, portions of which will be subject to a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The omitted material will be included in the request for confidential treatment. .

Non-Exclusive License Agreement

In connection with the Transaction, the Company and Roche entered into a Non-Exclusive License Agreement, dated October 21, 2011, (the “License Agreement”) pursuant to which the Company granted to Roche an irrevocable, fully paid up, royalty-free, non-exclusive license, including the right to sublicense, under certain patent rights acquired in the Transaction and listed in the License Agreement (the “Arrowhead Licensed Rights”), to make or have made, use, sell, offer for sale and import and otherwise exploit, any invention covered by the Licensed Rights but not related to RNA interference. Also pursuant to the License Agreement, Roche granted to the Company an irrevocable, fully paid up, royalty-free, non-exclusive license, including the right to sublicense, under certain Roche patent rights identified in the License Agreement (the “Roche Licensed Rights”), to make or have made, use, sell, offer for sale and import and otherwise exploit, any invention covered by the Roche Licensed Rights related to RNA interference.

The foregoing description of the License Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which will be attached as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

Registration Rights Agreement

Concurrent with the execution of the RNAi Purchase Agreement, the Company and an affiliate of Roche entered into a Registration Rights Agreement (the “Roche Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement with the SEC within thirty days of the closing of the Transaction covering the resale of the shares issued to Roche in connection with the Transaction. The Company agreed to cause the registration statement to be declared effective the earlier of (i) the 90th day following the date of the closing (or the 120th day if the SEC reviews and has written comments to the registration statement that would require the filing of a pre-effective amendment thereto with the SEC) and (ii) the fifth trading day following the date on which the Company is notified by the SEC that the registration statement will not be reviewed or is no longer subject to further review and comments. The Roche Registration Rights Agreement provides that (i) the Company shall not be required to effectuate more than three shelf underwritten offerings, (ii) only shareholders holding at least 25% of the then-outstanding Registerable securities may initiate an underwritten shelf offering and (iii) the Company is only obligated to effect shelf underwritten offerings with expected proceeds of at least $2,000,000, unless all remaining registerable securities are being sold. The Company will also be required to file a second registration statement covering the resale of the Top-up Shares, when issued.

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which will be attached as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

Item 2.01	Completion of Acquisition or Disposition of Assets

The disclosure set forth above under Item 1.01 is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth above under Item 1.01 is incorporated herein by reference.

The shares of common stock issued to an affiliate of Roche were issued in a private placement transaction that was exempt from registration under Section 4(2) of the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 days after the date upon which this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The pro forma information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 days after the date upon which this Current Report on Form 8-K must be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2011	ARROWHEAD RESEARCH CORPORATION

	By:	/s/ Kenneth Myszkowski
Kenneth Myszkowski
Chief Financial Officer